EXHIBIT 10.8.2

                           GMAC COMMERCIAL FINANCE LLC
                           1290 Avenue of the Americas
                            New York, New York 10104


                                January 23, 2006

TARRANT APPAREL GROUP
FASHION RESOURCE (TCL), INC.
TAG MEX, INC.
UNITED APPAREL VENTURES, LLC
PRIVATE BRANDS, INC.
NO! JEANS, INC.
                         3151 East Washington Boulevard
                         Los Angeles, California 90023

Re: AMENDMENT TO FACTORING AGREEMENT

Ladies and Gentlemen:

         Reference is made to the Factoring Agreement (as amended, supplemented or modified from time to time, the "Factoring Agreement") effective as of September 29, 2004 by and among TARRANT APPAREL GROUP, FASHION RESOURCE (TCL), INC., TAG MEX, INC., UNITED APPAREL VENTURES, LLC, PRIVATE BRANDS, INC., and NO! JEANS, INC. (individually and collectively, "Client") and GMAC Commercial Finance LLC ("Factor"), and to all of the instruments, agreements and other documents executed and/or delivered in connection therewith (all of the foregoing, together with the Factoring Agreement, as the same now exist, or may hereafter be amended, restated, renewed, extended, supplemented, substituted, replaced or otherwise modified, collectively, the "Agreements"). Capitalized terms used in this letter agreement (this "Amendment") and not otherwise defined shall have the meanings attributed to them in the Factoring Agreement.

         Client has requested that Factor amend and modify certain provisions of the Factoring Agreement. Factor is willing to do so subject to the terms and conditions set forth herein.

         In consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

         A. AMENDMENT. Factor and Client acknowledge, confirm and agree that, effective on the date hereof, the Agreements shall be amended as follows:

         1. The definition of "BORROWING BASE" appearing in Rider 1 to the Factoring Agreement is hereby amended and restated in its entirety as follows:


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                  ""BORROWING   BASE"  shall  mean  up  to  the  lesser  of  (a)
                  $40,000,000 or (b) the sum of (i) up to ninety percent (90%) of Accounts on which Factor has the Credit Risk PLUS (ii) up to the lesser of (A) (x) for the period of January 23, 2006 through and including March 31, 2006, $5,000,000; (y) for the period of April 1, 2006 through and including June 30, 2006, $4,000,000; and (z) at all other times, $3,000,000, or (B)
                  fifty percent (50%) of the value of Eligible Inventory (as determined by Factor at the lower of cost or market, on a first-in first-out basis), MINUS, in each case, Reserves."

         B. APPRAISAL. In the event that on or at any time after April 1, 2006, the aggregate outstanding amount of Advances made by Factor against Eligible Inventory is more than (1) $4,000,000 for the period of April 1, 2006 through and including June 30, 2006 or (2) $3,000,000 from and after July 1, 2006, then, without limiting Factor's other rights and remedies under the Factoring Agreement, Factor may, in its sole and absolute discretion, conduct appraisals of Client's Inventory at any time and from time to time at Client's sole expense.

         C.       GENERAL PROVISIONS.

         1. In consideration of the amendments made herein, Client shall pay to Factor an amendment fee in the amount of $10,000 (the "Amendment Fee"). The Amendment Fee shall be fully earned, due and payable on the date hereof and shall not be subject to refund, rebate or proration for any reason whatsoever. Factor shall charge Client's account maintained with Factor in the amount of the Amendment Fee on the date hereof.

         2. Except as specifically set forth herein, no other changes or modifications to the Factoring Agreement are intended or implied, and in all other respects the Factoring Agreement remains in full force and effect in accordance with its terms as of the date hereof. To the extent that any term or provision of this Amendment conflicts with any term or provision of the Factoring Agreement, the term or provision of this Amendment shall control.

         3. This Amendment shall become effective as of the date first written above upon Factor's receipt of an original of this Amendment duly executed by Client.

         4. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

         5. This Amendment may be executed in any number of counterparts, all of which counterparts when taken together shall constitute one and the same agreement.

         6. This Amendment and the rights and obligations hereunder of each of the parties hereto shall be governed by and interpreted and determined in accordance with the laws of the State of New York, without giving effect to conflicts of laws principles.


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         7.       TO THE  EXTENT  LEGALLY  PERMISSIBLE,  EACH  CLIENT AND FACTOR
                  WAIVE ALL RIGHT TO TRIAL BY JURY AND ANY LITIGATION RELATING TO TRANSACTIONS UNDER THIS AMENDMENT, THE FACTORING AGREEMENT, AND THE OTHER AGREEMENTS, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE.

                                          Very truly yours,

                                          GMAC COMMERCIAL FINANCE LLC

                                          By: /S/ ILLEGIBLE
                                          -------------------------------
                                          Title: Executive Vice President
Read and Agreed to:

TARRANT APPAREL GROUP

 /S/ CORAZON REYES
-------------------------------
By:  Corazon Reyes
Title: Chief Financial Officer


FASHION RESOURCE (TCL), INC.

/S/ CORAZON REYES
------------------------------
By:  Corazon Reyes
Title: Chief Financial Officer


TAG MEX, INC.

/S/ CORAZON REYES
------------------------------
By:  Corazon Reyes
Title: Chief Financial Officer


UNITED APPAREL VENTURES, LLC

/S/ CORAZON REYES
------------------------------
By:  Corazon Reyes
Title: Chief Financial Officer


PRIVATE BRANDS, INC.

/S/ CORAZON REYES
------------------------------
By:  Corazon Reyes
Title: Chief Financial Officer


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NO! JEANS, INC.

/S/ CORAZON REYES
------------------------------
By:  Corazon Reyes
Title: Chief Financial Officer


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